FORM N-CSR

CERTIFIED SHAREHOLDERS REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act - file number:                               811-10419

Exact Name of registrant as specified in charter:                  NorthQuest Capital Fund, Inc.

Address of principal executive offices:                                 16 Rimwood Lane

                                                                                               Colts Neck, NJ  07722

Name and address of agent for service:                                Peter J. Lencki

                                                                                              16 Rimwood Lane

                                                                                              Colts Neck, NJ  07722

Registrant telephone number, including area code:              732-842-3465

Date of fiscal year:                                                                December 31st

Date of reporting period:                                                      12/31/2014

ITEM  1.   Report to Shareholders.

NORTHQUEST CAPITAL FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2014

NorthQuest Capital Fund, Inc.

16 Rimwood Lane

Colts Neck, NJ  07722

1-800-239-9136

Ticker: NQCFX

www.NorthQuestFund.com

NORTHQUEST CAPITAL FUND, INC.

SHAREHOLDER LETTER

DECEMBER 31, 2014 (UNAUDITED)

To the Shareholders of NorthQuest Capital Fund, Inc.:

Our Fund began the year at a share price of $14.73 and ended 2014 at $15.81.  The Fund’s total return for 2014, which includes a $0.09 per share distribution on December 30, 2014, increased 7.94%. The following table may be helpful in comparing the Fund’s performance with other indexes.

     The Fund and Other Indexes                               2014 Performance Year-To-Date Gain

        NorthQuest Capital Fund                                                       7.94%

        Dow Jones Industrials                                                            7.52%

        Nasdaq Composite                                                                13.40%

        S&P 500                                                                             11.39%

        S&P 500 with reinvested dividends                                        13.69%

2014 Portfolio Performance

Lower commodity prices in oil, natural gas, copper and other minerals negatively affected Chevron, Exxon Mobil, Freeport-McMoran and Reliance Steel & Aluminum. To minimize our exposure to this global commodities collapse the Fund sold Chevron, Freeport-McMoran and Reliance Steel & Aluminum.

The Fund’s investments in Donaldson, Emerson Electric and IBM did not perform well in 2014. The strong U.S. dollar and slowing economies in Europe, Japan and other emerging nations made it difficult for these companies to increase sales and profits. In addition to these issues IBM has fallen behind some of its competitors. As a consequence, it is in the process of changing its corporate strategy. The turnaround plan consists of divesting low margin low-tech businesses and reducing redundant layers of administration. At the same time IBM will pursue investments, partnerships and acquisitions in cloud computing, data storage, cybersecurity and data analytics. This transformation should overtime enable IBM to better serve its clients as well as increase revenues and earnings.

Our top performing sectors were computer processing, medical, specialty chemicals (such as paints) and transportation.  In the computer processing industry, Fiserv revenues and earnings increased in 2014 as more banks, thrifts and other financial firms purchased various information technology products and services. In the paint business, PPG continued to cut costs and make acquisitions. C.R. Bard, Stryker and Idexx Laboratories (all in the medical sector) successfully increased their revenues and earnings. In the transportation sector, Union Pacific benefitted from increased railroad freight traffic throughout the year.

The Fund’s total investment return of 7.94% fell short when compared to the 13.69% return for the S&P 500 Index with dividends reinvested. During the year, Fossil, Starbucks and Pepsico common stock securities were added to our concentrated investment portfolio. These global businesses with engaged managements and well known products are likely to improve the Fund’s future returns.

Please do not hesitate to call or write me any comments or questions that you may have.  Thank you again for your trust, confidence, and investments.

Sincerely,

Peter J. Lencki

President January 21, 2015

NORTHQUEST CAPITAL FUND, INC.

2014 Information about the Fund's Investments

DECEMBER 31, 2014 (UNAUDITED)

These comments are not recommendations to buy or sell these common stocks.

		NorthQuest	Year to Date
Common	Stock	Valuation Opinion	2014 % price
Stock	Symbol	as of 12/31/14	Change

C.R. Bard, Inc.	BCR	Undervalued	24.4%
Products & Services:	BCR is a medical manufacturer involved in vascular, urology, oncology, and other surgical products.

Donaldson Co.	DCI	Overvalued	-11.1%
Products & Services:	DCI manufactures filter systems and replacement filters for many industries.

Emerson Electric Co.	EMR	Undervalued	-12.0%
Products & Services:	EMR provides products, services and technology solutions to customers in a wide range of industries (e.g., Industrial automation, network power, climate technologies).

Fiserv Inc.	FISV	Undervalued	20.2%
Products & Services:	FISV provides processing solutions such as mobile banking for financial companies, retailers, merchants, and government agencies.

Fossil Group, Inc.	FOSL	Undervalued	-7.7%
Products & Services:	FOSL designs, markets and distributes consumer accessories such as watches, leather goods, jewelry, and clothing.

International	IBM	Undervalued	-14.5%
Business Machines
Products & Services:	IBM provides software, business solutions, and information technology that includes data storage, data analytics and "cloud computing".

Idexx Laboratories	IDXX	Overvalued	39.4%
Products & Services:	IDXX provides diagnostic products and services to the livestock and poultry industry, water testing and dairy markets, and veterinary practitioners serving pet owners.

McCormick & Co.	MKC	Overvalued	7.8%
Products & Services:	MKC manufactures, markets and distributes spices, seasoning mixes, condiments and other flavorful products to the entire food industry worldwide.

Pepsico Inc.	PEP	Undervalued	14.0%
Products & Services:	PEP is a global food and beverage company that includes various brands, such as Pepsi, Quaker Oats, Tropicana, Gatorade, Frito-Lay, Doritos, and many others.

NORTHQUEST CAPITAL FUND, INC.

2014 Information about the Fund's Investments (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

These comments are not recommendations to buy or sell these common stocks.

		NorthQuest	Year to Date
Common	Stock	Valuation Opinion	2014 % price
Stock	Symbol	as of 12/31/14	Change

Parker Hannifin	PH	Overvalued	0.2%
Products & Services:	PH is a global manufacturer of motion and control technologies/systems for the aerospace and industrial sectors.

PPG Industries	PPG	Overvalued	21.9%
Products & Services:	PPG products include paints, coatings, optical products, glass, and fiber glass.

Starbucks Corp.	SBUX	Undervalued	4.7%
Products & Services:	SBUX is a roaster, marketer and retailer of specialty coffee and tea in 65 countries.

Stryker Corp.	SYK	Overvalued	25.5%
Products & Services:	SYK manufactures surgical power instruments and equipment, stretchers and beds, as well as hip, knee, and spinal implants.

Union Pacific Corp.	UNP	Overvalued	41.8%
Products & Services:	UNP provides railroad transportation for over 31,800 miles throughout North America.

U.S. Bancorp	USB	Undervalued	11.3%
Products & Services:	USB is a diversified financial services holding company and parent of U.S Bank National Association, the fifth largest bank in U.S. with $391 billion in assets.

United Technologies	UTX	Undervalued	1.1%
Corporation	UTX is a diversified company that provides high-technology products and services worldwide in the aerospace and building industries.
Products & Services:

Wabtec Corporation	WAB	Overvalued	17.0%
Products & Services:	WAB manufactures products and equipment as well as service contracts for the freight and passenger rail, transit and industrial markets worldwide.

Exxon Mobil Corp.	XOM	Overvalued	-8.7%
Products & Services:	XOM explores, extracts, and refines oil and natural gas worldwide. XOM has one of the largest petrochemical operations, which distributes specialty chemicals.

NORTHQUEST CAPITAL FUND, INC.

TOP TEN HOLDINGS as a Percentage of the Fund's Net Assets

DECEMBER 31, 2014 (UNAUDITED)

1.	Fiserv, Inc.	11.12%
2.	Parker-Hannifin Corp.	8.89%
3.	Stryker Corp.	6.80%
4.	CR Bard, Inc.	6.79%
5.	Idexx Laboratories, Inc.	6.50%
6.	Union Pacific Corp.	6.16%
7.	Westinghouse Air Brake Technologies Corp.	5.44%
8.	United Technologies Corp.	5.40%
9.	Fossil Group, Inc.	5.20%
10.	Starbucks Corp.	4.88%
		67.18%

NORTHQUEST CAPITAL FUND, INC.

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
15.03%
Basic Materials
4.68%
Consumer Cyclical
10.36%
Consumer Defensive
5.11%
Energy
4.46%
Financial Services
3.62%
Healthcare
20.62%
Industrials
24.21%
Railroad/
Transportation
11.91%

NORTHQUEST CAPITAL FUND, INC.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Cumulative Performance Comparison of $10,000

Investment Since December 31, 2004*

NorthQuest Capital Fund $13,327
S&P 500 Index with dividends reinvested $20,947
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14

Average Annual Total Returns
For the Periods Ended December 31, 2014

	1 Year	3 Year	5 Year	10 Year	Value
NorthQuest Capital Fund	7.94%	13.58%	9.33%	2.91%	$ 13,327
S&P 500 Index with dividends reinvested	13.69%	20.41%	15.46%	7.68%	$ 20,947

* The line graph above assumes an initial $10,000 investment in the NorthQuest Capital Fund on 12/31/04 and the value of the account on 12/31/14, compared to the $10,000 investment into the S&P 500 Index with dividends reinvested for the same period. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

NORTHQUEST CAPITAL FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

Shares		Value

COMMON STOCKS - 97.39%

Aircraft Engines & Engine Parts - 5.40%
1,500	United Technologies Corp.	$ 172,500

Beverages - 1.48%
500	Pepsico, Inc.	47,280

Computer & Office Equipment - 3.52%
700	International Business Machines, Inc.	112,308

Electronic & Other Electrical Equipment (Not Computer Equipment) - 4.45%
2,300	Emerson Electric Co.	141,979

In Vitro & In Vivo Diagnostic Substances - 6.50%
1,400	Idexx Laboratories, Inc. *	207,578

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 4.84%
4,000	Donaldson Co., Inc.	154,520

Miscellaneous Fabricated Metal Products - 8.89%
2,200	Parker-Hannifin Corp.	283,690

Miscellaneous Food Preparation & Kindred Products - 3.49%
1,500	McCormick & Co., Inc.	111,450

National Commercial Banks - 3.52%
2,500	U.S. Bancorp	112,375

Paints, Varnishes, Lacquers, Enamels & Allied Products - 4.56%
630	PPG Industries, Inc.	145,625

Petroleum Refining - 4.35%
1,500	Exxon Mobil Corp.	138,675

Railroad Equipment - 5.44%
2,000	Westinghouse Air Brake Technologies Corp.	173,780

Railroads, Line-Haul Operating - 6.16%
1,650	Union Pacific Corp.	196,564

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2014

Shares		Value

Retail-Eating & Drinking Place - 4.88%
1,900	Starbucks Corp.	$ 155,895

Services-Computer Processing & Data Preparations - 11.12%
5,000	Fiserv, Inc. *	354,850

Surgical & Medical Instruments - 13.59%
1,300	CR Bard, Inc.	216,606
2,300	Stryker Corp.	216,959
		433,565
Watches, Clocks, Clockwork Operated Devices & Parts - 5.20%
1,500	Fossil Group, Inc. *	166,110

TOTAL COMMON STOCKS (Cost $1,875,294) - 97.39%		3,108,744

TOTAL INVESTMENTS (Cost $1,875,294) - 97.39%		3,108,744

ASSETS IN EXCESS OF LIABILITIES - 2.61%		83,315

NET ASSETS - 100.00%		$ 3,192,059

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:
Investments in Securities, at Value (Cost $1,875,294)	$ 3,108,744
Cash	84,308
Receivables:
Dividends and Interest	3,161
Prepaid Expenses	1,390
Total Assets	3,197,603
Liabilities:
Due to Advisor	4,551
Accrued Expenses	993
Total Liabilities	5,544

Net Assets	$ 3,192,059

Net Assets Consist of:
Common Stock, at $.001 par value	$ 202
Paid In Capital	1,958,407
Unrealized Appreciation in Value of Investments	1,233,450
Net Assets, for 201,935 Shares Outstanding	$ 3,192,059

Net Asset Value Per Share	$ 15.81

The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Investment Income:
Dividends	$ 41,770
Interest	51
Total Investment Income	41,821

Expenses:
Advisory fees	30,128
Transfer Agent fees	6,200
Audit fees	9,400
Custody	4,247
Registration	1,879
Telephone	1,258
Postage & Printing	591
State & local taxes	819
Other Expenses	94
Total Expenses	54,616
Less fees waived and expenses reimbursed by Advisor	(687)
Net Expenses	53,929

Net Investment Loss	(12,108)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	72,195
Net Change in Unrealized Appreciation on Investments	179,235
Realized and Unrealized Gain on Investments	251,430

Net Increase in Net Assets Resulting from Operations	$ 239,322

The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2014	12/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (12,108)	$ (6,465)
Net Realized Gain on Investments	72,195	-
Unrealized Appreciation on Investments	179,235	611,242
Net Increase in Net Assets Resulting from Operations	239,322	604,777

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(18,052)	-
Net Change in Net Assets from Distributions	(18,052)	-

Capital Share Transactions	39,111	(30,525)

Total Increase in Net Assets	260,381	574,252

Net Assets:
Beginning of Year	2,931,678	2,357,426

End of Year (Including Undistributed Net Investment Income (Loss) of $0 and $0, respectively)
	$ 3,192,059	$ 2,931,678

The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010

Net Asset Value, at Beginning of Year	$ 14.73	$ 11.71	$ 10.85	$ 11.03	$ 10.18

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.03)	(0.03)	(0.06)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.23	3.05	0.89	(0.12)	0.94
Total from Investment Operations	1.17	3.02	0.86	(0.18)	0.85

Distributions from Realized Capital Gains	(0.09)	-	-	-	-

Net Asset Value, at End of Year	$ 15.81	$ 14.73	$ 11.71	$ 10.85	$ 11.03

Total Return **	7.94%	25.79%	7.93%	(1.63)%	8.35%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,192	$ 2,932	$ 2,357	$ 2,283	$ 2,329
Ratio of Expenses to Average Net Assets
Before Reimbursement	1.81%	1.79%	1.79%	1.79%	1.79%
After Reimbursement	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of Net Investment Loss to Average Net Assets
Before Reimbursement	(0.42)%	(0.25)%	(0.28)%	(0.52)%	(0.85)%
After Reimbursement	(0.40)%	(0.25)%	(0.28)%	(0.52)%	(0.85)%
Portfolio Turnover	12.88%	0.00%	1.32%	0.00%	0.00%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations: NorthQuest Capital Fund, Inc. (“the Fund”) was incorporated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002.  The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) require management of the Fund to analyze all open tax years, fiscal years 2011-2013, defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Reclassification: In accordance with GAAP, as of December 31, 2014 the Fund recorded a permanent book/tax difference of $12,108 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains/(losses) on a tax basis, which is considered to be more informative to shareholders.

Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent events: Management has evaluated subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors have adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2014:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 3,108,744	$ -	$ -	$ 3,108,744
	$ 3,108,744	$ -	$ -	$ 3,108,744

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended December 31, 2014. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with Emerald Research Corporation (“the Advisor”), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net assets of the Fund and are payable monthly.  The investment advisory fee paid to the Advisor for the year ended December 31, 2014 was $30,128. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund‘s

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

aggregate annual operating expenses exceed 1.79%. The Adviser waived $687 in advisory fees for the year ended December 31, 2014.  The Fund owed the Adviser $4,551 at December 31, 2014.

Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.

4.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2014, there were 500,000,000 shares of $0.001 par value capital stock authorized. Total capital stock and paid-in capital as of December 31, 2014 amounted to $1,958,609. Transactions in capital for the years ended December 31, 2014 and 2013 were as follows:

	December 31, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	42,010	$ 612,996	3,810	$ 47,476
Shares reinvested	1,130	18,042	-	-
Shares redeemed	(40,259)	(591,927)	(6,151)	(78,001)
Net increase (decrease)	2,881	$ 39,111	(2,341)	$ (30,525)

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, purchases and sales of investment securities other than short-term investments aggregated $529,159 and $376,036 respectively.

6.  TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

On December 30, 2014, the Fund paid a long-term capital gain distribution of $.0899 per share to shareholders on December 29, 2014 for a total distribution of $18,052.

There were no distributions paid during the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$ -	$ -
Short-term Gain	$ -	$ -
Long-term Gain	$ 18,052	$ -

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2014, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,233,450
Undistributed Realized Long-Term Gains	-
Undistributed Ordinary Income	-
Total Distributable Earnings, Net	$1,233,450

Capital loss carryforwards in the amount of $54,136 were utilized during the year ended December 31, 2014.  The Fund has no capital loss carryforwards remaining.

As of December 31, 2014, the tax basis components of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross tax appreciation of investments	$ 1,249,582
Gross tax depreciation of investments	$ (16,132)
Net tax appreciation of investments	$ 1,233,450

Federal tax cost of investments, including short-term investments	$ 1,875,294

7.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2014, the Portfolio manager and immediate family members, in aggregate, owned approximately 33.11% of the shares of the Fund.

NORTHQUEST CAPITAL FUND, INC.

EXPENSE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Expense Example

 As a shareholder of the NorthQuest Capital Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,049.44	$9.25
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.18	$9.10

* Expenses are equal to the Fund's annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

NorthQuest Capital Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2014 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 21, 2015

NORTHQUEST CAPITAL FUND, INC.

DIRECTORS & OFFICERS

DECEMBER 31, 2014 (UNAUDITED)

The Fund’s Board of Directors has the ultimate responsibility of running the Fund.  Information about the Fund’s Directors is provided below.  Additional board member information is included in the SAI, which is available free of charge by calling 1-800-239-9136.

INDEPENDENT DIRECTORS

Name and Age	Position	Term/Time on Bd.	Principal Occupation During Last 5 Years	Other Public Company Directorships
Charles G. Camarata Age 70	Director	1 year term; 3 years	Private Investor	None
Robert S. Keesser Age 53	Director	1 year term; 13 years	President RSK Consultants, LLC Automotive Parts Aftermarket Chula Vista, CA	None
John G. Padovano Age 66	Director	1 year term; 13 years	Private Investor	None
William S. Foote, Jr. Age 70	Director	1 year term; 2 months	Private Investor	None

Each “Independent Director” received no compensation from the Fund for the year ended December 31, 2014.  The Fund does not pay any compensation to its Directors who are considered “Interested Directors” of the Fund. For the year ended December 31, 2014, $0 was paid to the directors of the Fund.

INTERESTED DIRECTOR

Name and Age	Position	Term/Time on Bd.	Principal Occupation During Last 5 Years	Other Public Company Directorships
Peter J. Lencki Age 60	Chairman President/Treasurer	1 year term; 13 years	Portfolio Manager NorthQuest Capital Fund	None

Directors of the Fund are considered “Interested Directors”, as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund’s Investment Adviser.  Mr. Peter Lencki is president/owner of the Fund’s Investment Advisor.

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

BOARD DISCUSSION ON RENEWING FUND’S ADVISORY CONTRACT

The Board renewed the advisory contract with Emerald Research Corp. (ERC) on July 23, 2014 (effective August 10, 2014 to August 10, 2015) for the following reasons:

Nature and Quality of Services

The Directors reviewed the nature, extent and quality of the services provided by ERC to the Fund. They considered the Investment Adviser’s portfolio investment responsibilities in the research and analysis of common stock securities, and to abiding by its compliance policies. Based on this review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided by the Investment Adviser under the advisory contract.

Investment Performance

The Board reviewed the Fund’s performance. They noted that as of July 23, 2014 or year-to-date, the Fund was up 2.72% while the S&P500 Index was up 7.50%.  The Directors compared the NorthQuest performance with other similar funds classified by Morningstar as “Large Value” and with other categories and asset sizes. The Board concluded that the Fund’s overall performance was satisfactory.

Fees

The Board examined the advisory fee paid to the Investment Advisor according to the advisory agreement. They compared the advisory fee with advisory fee paid by other funds in different investment categories classified by Morningstar. Based on these findings the Board determined that the advisory fees paid under the advisory contract were reasonable when compared to fees charged by other Investment Advisers providing similar services to other Funds.

Profitability and Other Benefits to the Investment Adviser

The Board next reviewed ERC’s financials such as its latest general ledger, balance sheet, and profit and loss information. Based on this examination the directors concluded that ERC’s profitability was reasonable.

Economies of Scale

The Board considered information regarding the economies of scale and Fund expenses. The directors took into account the size of the Fund’s assets and services rendered by the Investment Advisor. The Directors decided that no adjustment to the existing advisory fee was necessary.

Conclusion

On the basis of this examination, the Fund’s Board of Directors, including a majority of independent Directors, approved the renewal of the advisory contract.

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-239-9136, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-239-9136.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the directors and is available, without charge, upon request.  You may call toll-free 1-800-239-9136 to request a copy of the SAI or to make shareholder inquiries.

SHAREHOLDER MEETING

At the Annual Meeting, June 20, 2014, shareholders of record dated April 25, 2014 voted to unanimously elect the Board of Directors nominees and the registered public accounting firm until the next annual meeting.

Board of Directors

Charles G. Camarata

William S. Foote, Jr.

Robert S. Keesser

John G. Padovano

Peter J. Lencki

Investment Adviser

Emerald Research Corporation

16 Rimwood Lane

Colts Neck, NJ 07722

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc.  Such offering is made only be prospectus, which includes details as to offering price and material information.

Item  2.  Code of Ethics.

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the registrant hereby adopts the following Code of Ethics, which applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The Code of Ethics is attached as exhibit (a) (1) to this form.

Item 3.  Audit Committee Financial Expert.

The registrant has no audit committee expert. The registrant’s officers and board of directors oversee and review all registrant reports. The registrant’s Board of Directors believes that the aggregate financial expertise of all registrant officers and directors; and the audit of annual results by an independent accounting firm provide adequate supervision for the registrant’s level of financial complexity.

Item 4.  Principal Accountant Fees and Services

(a) (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s independent auditor were as follows:

                            December 31, 2014                 December 31, 2013

Audit                             $8,400                                      $8,400

Audit-Related Fees         $0                                             $0

Tax Fees                        $1,000                                      $1,000

Other Fees                      $0                                             $0

Audit fees include amounts related to the annual audit of the registrant’s financial statements and services normally provided by the auditor in connection with statutory and Regulatory filings. Tax fees include amounts related to tax compliance and advice.

(e) (1) The directors have not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding year by the registrant’s independent auditor for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $1,000 and $1,000, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6.  Schedule of Investments - Included in Item1, report to shareholders, of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Principal executive and financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)

(1) EX-99.Code Eth. filed herewith.

(a)

(2) EX99Q414.CER

A separate certification of the principal executive and principal financial officer as required by Rule 30a-2(a) und the Investment company Act of 1940 is filed herewith as an exhibit to and part of this Form N-CSR.

(b)

EY99Q414.CER

A separate certification of the principal executive and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act is filed herewith as an exhibit to and part of this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        NorthQuest Capital Fund, Inc.

By (Signature and Title)                               /s/  Peter J. Lencki

                                                                      Peter J. Lencki

                                                                      President

                                                                      Chief Financial Officer

Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report to be signed below by the following person on behalf of the registrant and in capacities and on the date indicated.

(Registrant)                                        NorthQuest Capital Fund, Inc.

By (Signature and Title)                               /s/  Peter J. Lencki

                                                                      Peter J. Lencki

                                                                      President

                                                                      Chief Financial Officer

Date: February 24, 2015